EXHIBIT 99.1
                                 ------------

                 Computational Materials and/or ABS Term Sheet

                        Alternative Loan Trust 2005-17
                      Mortgage Pass-Through Certificates,
                                Series 2005-17





                        Preliminary Marketing Materials




                                   $1,190mm
                  (Approximate, subject to +/- 10% Variance)



                                  CWALT, Inc.
                                   Depositor

                            Countrywide Home Loans
                                   (Seller)

                      Countrywide Home Loans Servicing LP
                               (Master Servicer)



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                      COMPUTATIONAL MATERIALS DISCLAIMER

The analysis in this report is based on information provided by Countrywide Home Loans, Inc. (the "Seller"). Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement. Investors are urged to read the Prospectus and the Prospectus Supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. The information regarding the collateral contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by UBS Securities LLC ("UBS") and is subject to change, completion, or amendment from time to time. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by UBS in reliance upon information furnished by the Seller. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither UBS nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the Certificates (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY UBS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. UBS IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.








 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
  as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
    "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                       2



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                              Contact Information



                    FOR ADDITIONAL INFORMATION PLEASE CALL:

      ------------------------------------------------------------------
                              UBS Securities LLC
      ------------------------------------------------------------------


                                  MBS Finance

            Julie Park                              (212) 713-6070


                                  MBS Trading

            Brian Bowes                             (212) 713-2860

            Margarita Genis                         (212) 713-2860

      ------------------------------------------------------------------








 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
  as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
    "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                       3

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Preliminary Term Sheet                              Date Prepared: May 6, 2005
                        Alternative Loan Trust 2005-17
              Mortgage Pass-Through Certificates, Series 2005-17
              $1,190mm (Approximate, Subject to +/- 10% Variance)

                         Publicly Offered Certificates
                  Adjustable Rate Residential Mortgage Loans

==============================================================================================================================
             Principal                               Pmt Window                                                   Expected
               Amount            WAL (Yrs)             (Mths)             Interest                                Ratings
  Class     (Approx) (1)       Call/ Mat (2)        Call/ Mat (2)         Rate Type          Tranche Type        S&P/Moody's
  -----     ------------       -------------        ----------------      -----------       ---------------     -------------
1-A-1       492,210,000        2.97/3.25            1 - 94 / 1 - 359      Floater (3)       Super Senior        AAA/Aaa

1-A-2       205,088,000        2.97/3.25            1 - 94 / 1 - 359      Floater (3)       Super Senior /      AAA/Aaa
                                                                                            Senior Support

1-A-3       123,052,000        2.97/3.25            1 - 94 / 1 - 359      Floater (3)       Senior Support      AAA/Aaa

2-A-1       158,601,000        3.00/3.28            1 - 94 / 1 - 358      Floater (3)       Super Senior        AAA/Aaa

2-A-2       66,084,000         3.00/3.28            1 - 94 / 1 - 358      Floater (3)       Super Senior /      AAA/Aaa
                                                                                            Senior Support

2-A-3       39,650,000         3.00/3.28            1 - 94 / 1 - 358      Floater (3)       Senior Support      AAA/Aaa

1-X (4)     820,350,100        Not Marketed Hereby                        Variable          Senior/WAC IO/PO    AAA/Aaa

2-X (5)     264,335,000        Not Marketed Hereby                        Variable          Senior/WACyIO/PO    AAA/Aaa

M-X (6)     105,314,900        Not Marketed Hereby                        Variable          Senior/WACyIO/PO    AAA/Aaa

A-R         100                Not Marketed Hereby                        Variable          Senior/Residual     AAA/Aaa

M-1         [ ]                Not Marketed Hereby                        Floater (7)       Subordinate         AA+/Aa1

M-2         [ ]                Not Marketed Hereby                        Floater (7)       Subordinate         AA+/Aa2

M-3         [ ]                Not Marketed Hereby                        Floater (7)       Subordinate         AA+/Aa3

M-4         [ ]                Not Marketed Hereby                        Floater (7)       Subordinate         AA/NR

M-5         [ ]                Not Marketed Hereby                        Floater (7)       Subordinate         A+/A3

M-6         [ ]                Not Marketed Hereby                        Floater (7)       Subordinate         A/NR

M-7         [ ]                Not Marketed Hereby                        Floater (7)       Subordinate         BBB+/Baa3

B-1         [ ]                Not Marketed Hereby                        Floater (7)       Subordinate         BBB/Baa3

B-2         [ ]                Not Marketed Hereby                        Floater (7)       Subordinate         BBB/NR
------------------------------------------------------------------------------------------------------------------------------
B-3         [ ]                                                                             Subordinate         BB/NR

B-4         [ ]                Privately Offered Certificates                               Subordinate         B/NR

B-5         [ ]                                                                             Subordinate         NR/NR
==============================================================================================================================


(1) Distributions on the Class 1-A-1, Class 1-A-2 and Class 1-A-3 will be derived primarily from a pool of adjustable-rate mortgage loans ("Group 1 Mortgage Loans"). Distributions on the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates will be derived primarily from a pool of adjustable-rate mortgage loans ("Group 2 Mortgage Loans"). Distributions on the Subordinate Certificates will be derived from the Group 1 Mortgage Loans and Group 2 Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.
(2) The WAL and Payment Window for the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1 and Class B-2 Certificates are shown to the first possible Optional Call Date and to maturity.





 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
  as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
    "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                       4



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(3) On each Distribution Date, the Certificate Interest Rate for the Class
    1-A-1, Class 1-A-2, Class 1-A-3, Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (which margin doubles after the first possible Optional Call Date) and (ii) the related Net WAC Cap
(4) The Class 1-X Certificates will consist of one interest only component and one principal and interest component each related to Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates. The interest only component will have a notional balance equal to the aggregate principal balance of Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates; adjusted for the related interest accrual period. The principal and interest component of the Class 1-X Certificates will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Group 1 Mortgage Loans allocated to the principal and interest component of the Class 1-X Certificates, as described in the final prospectus supplement.
(5) The Class 2-X Certificates will consist of one interest only component and one principal and interest component each related to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates. The interest only component will have a notional balance equal to the aggregate principal balance of the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, adjusted for the related interest accrual period. The principal and interest components of the Class 2-X Certificate will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Group 2 Mortgage Loans allocated to the principal and interest component of the Class 2-X Certificates, as described in the final prospectus supplement.
(6) The Class M-X Certificates will consist of one interest only component and one principal and interest component each related to the Group 1 and Group 2 Mortgage Loans. The interest only component will have a notional balance equal to the aggregate principal balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and Class B-3, Class B-4 and Class B-5 Certificates; adjusted for the related interest accrual period. The principal and interest component of the Class M-X Certificate will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Group 1 Mortgage Loans and Group 2 Mortgage Loans allocated to the principal and interest component of the Class M-X Certificates, as described in the final prospectus supplement.
(7) For each Distribution Date, the Certificate Interest Rate for the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), and (ii) the related Net WAC Cap.









 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
  as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
    "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                       5



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
Depositor:                   CWALT, Inc.

Lead Underwriter:            UBS Securities LLC

Seller:                      Countrywide Home Loans, Inc.

Master Servicer:             Countrywide Home Loans Servicing, LP.

Trustee:                     The Bank of New York

Rating Agencies:             [It is expected that S&P and Moody's will rate the Offered Certificates as specified on the prior page.]

Cut-off Date:                May 1st, 2005.

Expected Pricing Date:       [May 23, 2005.]

Closing Date:                On or about May 26th, 2005.

Distribution Date:           The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in April 2005.

Certificates:                The "Senior Certificates" will consist of the Class 1-A-1, Class 1-A-2, Class
                             1-A-3, Class 2-A-1, Class 2-A-2 and Class 2-A-3 (collectively the "Class A
                             Certificates"), Class X-1, Class X-2 and Class M-X Certificates (collectively the
                             "Class X Certificates"), and Class A-R Certificates. The Class M-1, Class M-2,
                             Class M-3, Class M-4, Class M-5 Certificates, Class M-6 Certificates, Class M-7
                             Certificates (collectively the "Class M Certificates"), Class B-1, Class B-2,
                             Class B-3, Class B-4 and Class B-5 Certificates will be referred to herein as the
                             "Subordinate Certificates." The Senior Certificates and the Subordinate
                             Certificates are collectively referred to herein as the "Certificates." The Class
                             1-A-1, Class 1-A-2, Class 1-A-3, Class 2-A-1, Class 2-A-2 and Class 2-A-3
                             Certificates and the Subordinate Certificates are referred to herein as the
                             "LIBOR Certificates". The Senior Certificates and the Class M-1, Class M-2, Class
                             M-3, Class M-4, Class M-5, Class M-6 Certificates, Class M-7 Certificates, Class
                             B-1 and Class B-2 Certificates (the "Offered Certificates") are being offered publicly as described in the final prospectus supplement.

Accrued Interest:            The price to be paid by investors for the LIBOR Certificates will not include accrued interest (settling flat). The price to be paid by investors for the Class
                             X-1, Class X-2, and the Class M-X Certificates will include [30] days of accrued interest.

Interest Accrual Period:     The interest accrual period with respect to the Class 1-A-1, Class 1-A-2, Class
                             1-A-3, Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates for a given
                             Distribution Date will be the period beginning with the prior Distribution Date
                             (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis). The interest accrual period with respect to the Subordinate Certificates for a given
                             Distribution Date will be the period beginning with the 25th day of the month prior to such Distribution Date (or in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution
                             Date (on a 30/360 basis). The interest accrual period for the Class A-R, Class
                             1-X, Class 2-X, and Class M-X Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).
Registration:                The Offered Certificates (other than the Class A-R Certificates) will be made available in book-entry form through DTC. The Offered Certificates (other than the A-R Certificates) will,







 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
  as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
    "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                       6



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
                             upon request, be made available in book-entry form through Clearstream,
                             Luxembourg and the Euroclear System.

Federal Tax Treatment:       It is anticipated that the Class A Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class
                             A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:           The Class A Certificates and the Class M Certificates, Class B-1 and Class B-2
                             Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or
                             Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Treatment:             The Senior Certificates, Class M-1, Class M-2, Class M-3 and Class M-4
                             Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA. The remaining Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:        The terms of the transaction allow for an option to terminate the Offered
                             Certificates, which may be exercised once the aggregate principal balance of the
                             Mortgage Loans is equal to or less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Pricing Prepayment
Speed:                       The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Mortgage Loans:              The Mortgage Loans consist of adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years.

                             For each of the Mortgage Loans, the related borrower must make a minimum monthly payment which is subject to adjustment on a date specified in the related mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the last minimum monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter as well as the final payment adjustment date, the minimum monthly payment will be recast without regard to the limitation in clause (i)
                             above to amortize fully the then unpaid principal balance over the remaining term to maturity and (iii) if the unpaid principal balance exceeds a percentage (in each case, not greater than 115%, or in the case of NY loans, 110% ) of the original principal balance due to Deferred Interest (the "Negative Amortization
                             Limit"), the minimum monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                             Negative amortization on a Mortgage Loan will occur if the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred
                             Interest"). The amount of any Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

                             The "Group 1 Mortgage Loans" consist of adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years. The
                             Group 1 Mortgage Loans accrue interest at a mortgage rate which adjusts monthly
                             (after an initial period of one to four months) based upon an index rate of the
                             12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA"). The interest rate for each Mortgage Loan adjusts monthly to equal the sum of MTA and the related gross





 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
  as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
    "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                       7



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
                             margin. None of the Group 1 Mortgage Loans are subject to a periodic rate adjustment cap. All of the Group 1 Mortgage Loans are subject to a maximum mortgage rate.

                             The "Group 2 Mortgage Loans" consist of adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years. The
                             Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after an initial period of one to four months) based upon an index rate of one-month
                             LIBOR. The interest rate for each Mortgage Loan adjusts monthly to equal the sum of one-month LIBOR and the related gross margin. None of the Group 2 Mortgage
                             Loans are subject to a periodic rate adjustment cap. All of the Group 2 Mortgage
                             Loans are subject to a maximum mortgage rate.

                             The Group 1 Mortgage Loans and the Group 2 Mortgage Loans are collectively referred to herein as the "Mortgage Loans".

                             On the Closing Date the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be at least approximately $1,190,000,000.

Credit Enhancement:          Senior/subordinate, shifting interest structure. Among the classes of subordinated certificates, the Class M Certificates will have a higher payment priority than the Class B Certificates. Within the Class M and Class B
                             Certificates, each class of certificates will have a higher payment priority than those classes of certificates, if any, with the same alphabetical designation and a higher numerical designation. The credit enhancement information shown below is subject to final rating agency approval.

                                       Class of Certificates             Initial Credit Enhancement Level
                             ======================================== ======================================
                               Senior Certificates                                      [ ]%
                               Class M-1                                                [ ]%
                               Class M-2                                                [ ]%
                               Class M-3                                                [ ]%
                               Class M-4                                                [ ]%
                               Class M-5                                                [ ]%
                               Class M-6                                                [ ]%
                               Class M-7                                                [ ]%
                               Class B-1                                                [ ]%
                               Class B-2                                                [ ]%
                               Class B-3                                                [ ]%
                               Class B-3                                                [ ]%
                               Class B-4                                                [ ]%
                               Class B-5                                                [ ]%


Shifting Interest:           Until the Distribution Date occurring in June 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior
                             Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers
                             (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

                             The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

                             Periods:                                Unscheduled  Principal Payments (%)
                             --------                                -----------------------------------


 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
  as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
    "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                       8

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                                       CHL Mortgage Pass-Through Trust 2005-17
------------------------------------------------------------------------------


                             June 2005 - May 2015                      0% Pro Rata Share
                             June 2015 - May 2016                     30% Pro Rata Share
                             June 2016 - May 2017                     40% Pro Rata Share
                             June 2017 - May 2018                     60% Pro Rata Share
                             June 2018 - May 2019                     80% Pro Rata Share
                             June 2019 and after                     100% Pro Rata Share

                             However, if the credit enhancement percentage provided by the Subordinate
                             Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in June 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in June 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                             Scheduled principal payments will be distributed pro rata to the Senior and
                             Subordinate Certificates. Scheduled principal means, as to any loan and any distribution date, the unpaid principal balance of such loan as of the due date in the month preceding the month in which that Distribution Date occurs, as specificed in the amortization schedule at the time relating to that Loan (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to (i) any previous partial principal prepayments, liquidation proceeds and insurance proceeds allocable to principal received during the prepayment period for the prior Distribution Date and (ii) the payment of principal due on that due date and irrespective of any delinquency in payment by the related borrower.

                             Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current aggregate senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial aggregate senior percentage (aggregate principal balance of the Senior
                             Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.

                             Unscheduled principal will generally consist of the excess of (i) liquidation proceeds, recoveries, voluntary prepayments and other unscheduled amounts over
                             (ii) Deferred Interest.


Allocation of
Realized Losses:             Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Class B Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero;
                             second, to the Class M Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; and third, to the Senior Certificates as follows:

                               (a) any realized losses on the Group 1 Mortgage Loans allocated to the Class
                                   1-A-1, Class 1-A-2 and Class 1-A-3 and the principal and interest component of the Class X-1 Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however that any realized losses otherwise allocable to the Class
                                   1-A-1 Certificates will instead be allocated first to the Class 1-A-3 and then to the Class 1-A-2 Certificates until its class principal balance has been reduced to zero; and provided further, however, that any realized losses otherwise allocable to the Class 1-A-2 will instead be allocated to the Class 1-A-3 Certificates, until their respective class principal balances have been reduced to zero; and




 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
  as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
    "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                       9

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                                       CHL Mortgage Pass-Through Trust 2005-17
------------------------------------------------------------------------------


                               (b) any realized losses on the Group 2 Mortgage Loans allocated to the
                                   Class 2-A-1, Class 2-A-2 and Class 2-A-3 and the principal and interest component of the Class X-2 Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however that any realized losses otherwise allocable to the Class 2-A-1 Certificates will instead be allocated first to the Class 2-A-3 and then to the Class 2-A-2 Certificates until its class principal balance has been reduced to zero; and provided further, however, that any realized losses otherwise allocable to the Class 2-A-2 will instead be allocated to the Class 2-A-3 Certificates, until their respective class principal balances have been reduced to zero

Net Mortgage Rate:           The "Net Mortgage Rate" with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate, any lender paid mortgage insurance premiums, and the trustee fee rate.

Net WAC Cap:                 The "Net WAC Cap" for the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates
                             is equal to (x) the weighted average of the Net Mortgage Rates of the Group 1
                             Mortgage Loans.

                             The "Net WAC Cap" for the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates
                             is equal to (x) the weighted average of the Net Mortgage Rates of the Group 2
                             Mortgage Loans.

                             The "Net WAC Cap" for the Subordinate Certificates is equal to the weighted average of (x) the weighted average of the Net Mortgage Rates of the Group 1
                             Mortgage Loans and (y) the weighted average of the Net Mortgage Rates of the
                             Group 2 Mortgage Loans, in each case weighted by the related group subordinate component principal balance, in each case adjusted for the related interest accrual period.

Carryover Shortfall
Amount:                      The LIBOR Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate
                             Interest Rate for such Class (without giving effect to the Net WAC Cap) over (b)
                             the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the Net WAC
                             Cap) (together, the "Carryover Shortfall Amount"). The Carryover Shortfall Amount
                             will be paid only to the extent of interest otherwise distributable to the Class
                             1-X, Class 2-X, or Class M-X Certificates (after the reduction due to Net
                             Deferred Interest allocable to the Class 1-X, Class 2-X, or Class M-X
                             Certificates, as described in the final prospectus supplement).

Net Deferred Interest:       The "Net Deferred Interest" for a Distribution Date is the excess, if any, of
                             Deferred Interest for the related due period over all principal payments for the related due period and prepayment period.

                             On each Distribution Date, Net Deferred Interest will be allocated to each class of certificates in proportion to such class's interest entitlement for such
                             Distribution Date.






Certificates Priority of
Distributions:               Available funds from the Mortgage Loans will be distributed in the following order of priority:


 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
  as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
    "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                       10

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                                       CHL Mortgage Pass-Through Trust 2005-17
------------------------------------------------------------------------------



                               1.  Payment of interest pro rata to the classes of senior certificates;
                                   provided, however, that any distribution of interest to which the Class X-1 and Class X-2 Certificates are otherwise entitled (after allocation of Net
                                   Deferred Interest) will first be deposited into a carryover shortfall reserve fund (the "Carryover Shortfall Reserve Fund") and will not be distributed except as described below.

                               2.  Payment of principal to the classes of senior certificates as follows:

                                     a)  The senior principal distribution amount will be distributed first to
                                         Class A-R until retired,

                                     b)  The Group 1 senior principal distribution amount will be distributed to Class 1-A-1, Class 1-A-2 and Class 1-A-3, pro rata, until retired;

                                     c)  The Group 2 senior principal distribution amount will be distributed to Class 2-A-1, Class 2-A-2 and Class 2-A-3, pro rata, until retired;
                                         and

                                     d)  The senior principal distribution amount will be distributed to the
                                         Class X-1, Class X-2 and Class M-X principal and interest components, pro rata, until retired.

                               3.  Payment of interest and then principal to each class of subordinated certificates, in the order of their seniority, beginning with the Class
                                   M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7,
                                   Class B-1, Class B-2, etc. provided, however, that any distribution of interest to which the Class M-X Certificates are otherwise entitled (after allocation of Net Deferred Interest) will first be deposited into the
                                   Carryover Shortfall Reserve Fund and will not be distributed except as described below.

                             From amounts on deposit in the Carryover Shortfall Reserve Fund

                               1.  Concurrently, Interest to (a) the Class 1-A-1, Class 1-A-2 and Class 1-A-3
                                   Certificates from amounts received from the Class 1-X Certificates, pro rata, based upon the amount of any carryover shortfall amounts with respect to such classes of certificates remaining unpaid, (b) the Class 2-A-1,
                                   Class 2-A-2 and Class 2-A-3 Certificates from amounts received from the
                                   Class 2-X Certificates, pro rata, based upon the amount of any carryover shortfall amounts with respect to such classes of certificates remaining unpaid and (c) the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,
                                   Class M-6, Class M-7, Class B-1, Class B-2, Class B-3, Class B-4, and Class
                                   B-5 Certificates from amounts received from the Class M-X Certificate, sequentially; in each case, in an amount up to the amount of any carryover shortfall amounts with respect to each such class of certificates.

                               2.  To the Class 1-X, Class 2-X and M-X Certificates, amounts remaining on deposit in the carryover shortfall reserve fund otherwise distributable to such class.




 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
  as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
    "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                       11

                               May Floater Deal
                             Whole Loan MTA NEG AM


Group Size                                               900 mm approx.

WAM                                                     359 +/- 1 months

Gross Margin                                             2.87 +/-10bps

California                                               65.0% approx.

WA FICO                                                   700 approx.

WA LTV                                                   75.0% approx.

PP                                                       55.0% approx.

AAA Ratings                                       2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                            8.20% approx.

Pricing Speed                                               25% CPR

Settlement Date                                             05/27/05





                           All numbers approximate.
                  All tranches subject to 10% size variance.
                               10% Cleanup Call
                         [LOGO OMITTED] UBS Investment
                                        Bank

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage po previously provided by UBS Securities LLC.